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                                                                Exhibit 10.27(a)


                       MOLECULAR SIMULATIONS INCORPORATED

                       AMENDMENT TO EMPLOYMENT AGREEMENT
                       ---------------------------------

     This is an Amendment (hereinafter "Amendment") to the Employment Agreement ("Employment Agreement") dated November 30, 1995 between Michael J. Savage ("Employee"), an individual residing in San Diego, CA, and Molecular Simulations Incorporated (the "Company"), a corporation organized and existing under the laws of the State of Delaware, with its principal place of business at 9685 Scranton Road, San Diego, CA. This Amendment is made by and between Employee and the Company as of the first day of October, 1997.

     NOW, THEREFORE, the parties agree as follows:

     1.  1997 Salary.  The first sentence of Section 2.1 of the Employment
         -----------
Agreement, Agreement is hereby amended in its entirety to read as follows:


     "Effective January 1, 1997, Employee shall be compensated at an annual base salary of one hundred ninety-five thousand dollars ($195,000) during the Term of this Agreement."

     2.  1997 Bonus Target and Bonus Calculations.  For purposes of Section 2.3
         ----------------------------------------
of the Employment Agreement, Employee's target bonus for 1997 shall be one hundred forty-six thousand dollars ($146,000). Such bonus for 1997 shall be based on the achievement of the revenue and income goals for MSI set forth on

Exhibit A hereto, and such bonus will be adjusted upwardly or downwardly based
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on performance against such goals in the manner described in Exhibit A.
                                                             ---------

     3.  Amendment to Severance Provisions.  Clause (a) of Section 7.3 of the
         ---------------------------------
Employment Agreement is hereby amended in its entirety to read as follows:

     "(a) Employee will be entitled to receive his 1997 base salary during each of the two years following the effective date of his termination of employment (the "Severance Period")."


     4.  Employee's Change of Address.  For purposes of Section 8.3 of the
         ----------------------------
Employment Agreement, Employee's current address is 13586 Penfield Point, San Diego, CA 92130.


     5.  General.  Except as amended hereby, the Employment Agreement shall
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remain in full force and effect.  This Amendment may be executed in counterparts, each of which shall be deemed an original of this Amendment. This Amendment shall be governed by the laws of California.
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IN WITNESS WHEREOF, the parties have caused this Amendment to be executed and become effective as of October 1, 1997.


MOLECULAR SIMULATIONS INC.                  /s/ MICHAEL J. SAVAGE
                                           ------------------------
                                           Michael J. Savage
By:    /s/ SAIID ZARRABIAN
     --------------------------

Name:   Saiid Zarrabian
     --------------------------

Title:  Chief Operating Officer
      -------------------------
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                       Exhibit A - Calculation of Bonus
                       --------------------------------
                      EXHIBIT A - CALCULATION OF 1997 BONUS
                      ------------------------------------

For purposes of calculating Employee's 1997 bonus, the Company's 1997 financial goals are Sales Margin of $49,126,000 and Operating Profit of $7,928,000. For this purpose, "Sales Margin" means revenue minus software royalties and costs of third party hardware sold, and Operating Profit means gross profit of the Company after deducting operating expenses but before calculating the effect of interest (both income and expense), taxes, etc. Furthermore, in calculating the Company's achievement of its Operating Profit goal for 1997, the following expenses will be excluded from operating expenses: (a) legal, accounting, printing and other fees and expenses incurred in connection with the Company's initial public offering activities, and (b) any incremental bonus amounts earned by the Company's management as a result of over-achievement (i.e., exceeding 100% achievement) of the Company's 1997 Sales Margin and Operating Profit goals.

Over or under-achievement of either the Sales Margin Target or the Operating Profit Target increases or decreases the bonus earned relative to the target bonus amount. Payment of the bonus amount will be calculated in the following manner:

Measurement of Achievement of Sales Margin Target
-------------------------------------------------

The bonus earned will be determined initially by the ratio of Actual Margin performance to the Margin Target. No bonus is earned for Margin performance at or below 75% of the 1997 Margin Target. If Actual Margin exceeds 75% but is less than or equal to 100% of Target Margin, the bonus amount payable based on performance against the Target Margin is determined by the following formula:
[(Actual Margin - 0.75 Target Margin) / Target Margin] x 4 x Target Bonus. This bonus amount is subject to adjustment based on corporate performance against the Operating Profit Target, as described below.

In addition, if Actual Margin exceeds 100% of the Target Margin, the bonus amount calculated according to the previous paragraph is increased by the amount
resulting from the following formula:   [(Actual Margin - Target Margin) /
Target Margin] x 8 x Target Bonus. This bonus amount is subject to adjustment based on corporate performance against the Operating Profit Target, as described below.

Measurement of Achievement of Operating Profit Target
-----------------------------------------------------

Over-achievement or under-achievement of the 1997 Operating Profit target increases or decreases the earned bonus. If the Company's 1997 Actual Operating Profit equals the 1997 Operating Profit Target, there is no adjustment to the bonus amount calculated based on the Margin achieved. At 50% of the Operating Profit Target, an amount equal to the full bonus target will be deducted from any amount otherwise earned. If the 1997 Actual Operating Profit exceeds the Operating Profit Target amount by 25%, an additional 50% of the bonus target would be earned. The formula for calculating the Operating Profit based component of the bonus is as follows: [(Actual Operating Profit - Target Operating Profit) / (0.5 x Target Operating Profit)] x Target Bonus. This amount (positive or negative) then gets added to the amount of target bonus earned based on performance against Target Margin, and the resulting sum is the earned bonus amount. In no event
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may the earned bonus be less than zero.

EXAMPLES:  In each of the examples shown below, the participant's target bonus
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is assumed to be $100,000.  Target Margin is $49,126,000 and Target Operating
Profit is $7,928,000.

SCENARIO I: MARGIN AND OPERATING PROFIT AT PLAN
-----------------------------------------------

Actual Margin = $49,126,000         Actual Operating Profit = $7,928,000

Margin Based Bonus Calculation:

[(49,126,000 - 36,844,500) / 49,126,000] x 4 x $100,000 = $100,000, plus

Profit Based Bonus Calculation:

[(7,928,000 - 7,928,000) / (0.5 x 7,928,000)] x $10,000    = $0
                                                             --
Total Bonus Earned                                   =  $100,000


SCENARIO II: MARGIN AT $2MM ABOVE PLAN, OPERATING PROFIT AT $1MM ABOVE PLAN
---------------------------------------------------------------------------

Actual Margin = $51,126,000         Actual Operating Profit = $8,928,000

Margin Based Bonus Calculation:

[(49,126,000 - 36,844,500) / 49,126,000] x 4 x $100,000 = $100,000, plus
[(51,126,000 - 49,126,000) / 49,126,000] x 8 x $100,000 = $32,570, plus

Profit Based Bonus Calculation:

[(8,928,000 - 7,928,000) / (0.5 x 7,928,000)] x $100,000  = $25,230
                                                            -------
Total Bonus Earned                                          =$157,800


SCENARIO III: MARGIN AT $2MM BELOW PLAN, OPERATING PROFIT $1MM BELOW PLAN
-------------------------------------------------------------------------

Actual Margin = $47,126,000    Actual Operating Profit = $6,928,000

Margin Based Bonus Calculation:

[(47,126,000 - 36,844,500) / 49,126,000] x 4 x $100,000 = $83,720, plus

Profit Based Bonus Calculation:
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                       EXHIBIT A - CALCULATION OF BONUS
                       --------------------------------

[(6,928,000 - 7,928,000) / (0.5 x 7,928,000)] x $100,000 = $(25,230)
                                                           ---------
Total Bonus Earned                                         =  $58,490